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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         March 10, 2005 (March 06, 2005)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

---------------------------- ------------------------ --------------------------
         DELAWARE                    0-23317                  06-1411336
---------------------------- ------------------------ --------------------------
 (State of Incorporation)          (Commission              (IRS Employer
                                   File Number)          Identification Number)
---------------------------- ------------------------ --------------------------

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.     REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.     Entry Into A Material Definitive Agreement


The Company entered into an employment agreement with V.W. Brinkerhoff, III, to serve as a Senior Vice President of the Company and General Manager, Gene Logic Laboratories. Under the terms of this Agreement, Mr. Brinkerhoff will receive an annual salary of $250,000 and will be eligible under the Company's executive incentive compensation plan for a bonus of 25% of base salary upon attainment of 100% of target goals. He also received a grant of an option to acquire 50,000 shares of the Company's Common Stock. The option vests in equal monthly increments over 4 years and has an exercise price per share equal to the closing price on the last business day prior to his commencement of employment. His employment commenced as of March 6, 2005. He receives other benefits as described in his agreement, which are comparable to other executives. Either Mr. Brinkerhoff or the Company may terminate his employment at any time; but if his employment is terminated by the Company without cause, he is entitled to receive 30 days advance notice of termination and six months base salary. Mr. Brinkerhoff will also be eligible to participate in the Company's Executive Severance Plan.

A copy of the employment agreement is attached hereto as Exhibit 10.88.




SECTION 9.     FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.     Financial Statements and Exhibits.


(c)    Exhibits

     Exhibit Number             Description
---------------------------    -------------------------------------------------

          10.88                 Employment Agreement between Gene Logic and V.W.
                                Brinkerhoff, III dated March 6, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gene Logic Inc.


                                               By: /s/ Philip L. Rohrer, Jr.
                                                   -----------------------------
                                                   Philip L. Rohrer, Jr.
                                                   Chief Financial Officer


Dated: March 10, 2005




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                                  EXHIBIT INDEX



     Exhibit Number             Description
---------------------------    -------------------------------------------------

          10.88                 Employment Agreement between Gene Logic and V.W.
                                Brinkerhoff, III dated March 6, 2005.



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